UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2010

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation)	1-7797 (Commission File Number)	52-0551284 (IRS Employer Identification No.)
3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)
(856) 917-1744
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1
EX-99.2
EX-99.3

Item 2.02. Results of Operations and Financial Condition.
On April 29, 2010, PHH Corporation (“PHH”, the “Company,” “we,” “us,” or “our”) issued a press release announcing its financial results for the three month period ended March 31, 2010. A copy of the press release is attached to this Current Report on Form 8-K (this “Form 8-K”) as Exhibit 99.1 and is incorporated herein by reference in its entirety.
The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth in such filing.
Item 7.01. Regulation FD Disclosure
On April 23, 2010, PHH announced that it will hold its first quarter 2010 earnings conference call on Friday, April 30, 2010 at 10:00 a.m. EDT. Copies of the Investor Presentation and the Investor Supplement that will accompany such conference call are attached to this Form 8-K as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference in their entirety. Copies of the Investor Presentation and the Investor Supplement will also be made available on the Investor Relations page of PHH’s website at www.phh.com prior to the start of the conference call.
The information disclosed in this Item 7.01, including Exhibits 99.2 and 99.3 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit 99.1	Press Release dated April 29, 2010 announcing PHH Corporation first quarter 2010 results.*

Exhibit 99.2	Investor Presentation.*

Exhibit 99.3	Investor Supplement.*

*	Exhibits 99.1, 99.2 and 99.3 hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall such Exhibits be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.
Forward-Looking Statements
Statements in this Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.
You should consider the areas of risk described under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the U.S. Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws and applicable stock exchange listing standards, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements or to report the occurrence or non-occurrence of anticipated or unanticipated events unless required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

By: Name:	/s/ William F. Brown William F. Brown
Title:	Senior Vice President, General Counsel and Secretary
Dated: April 30, 2010